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                                                                    EXHIBIT 99.1

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PRESS RELEASE


FOR IMMEDIATE RELEASE

         MACROVISION(R) TO ACQUIRE INSTALLSHIELD(R) SOFTWARE CORPORATION



SANTA CLARA, CALIF., & SCHAUMBURG, ILL.--JUNE 16, 2004--Macrovision(R) Corporation (Nasdaq: MVSN) today announced it has signed a definitive agreement to acquire the assets and operations of privately-held InstallShield(R) Software Corporation of Schaumburg, Illinois, for $76 million in a cash transaction. An additional payment of up to $20 million is contingent upon post-acquisition performance. InstallShield is the leading provider of software installation tools, and has innovative solutions in deployment and update services.

This acquisition enables Macrovision to expand its product portfolio in the Software Value Management category (see WWW.MACROVISION.COM/THESVMCATEGORY) and to reach InstallShield's large software developer customer base. Macrovision also expects to benefit from InstallShield's market leadership and strong brand equity.

"Our software developer customers have told us that they want seamless solutions that will allow them to price, package, protect, deliver, install and update their software, allowing them to focus on development and release of their products," stated Bill Krepick, president and CEO of Macrovision. "The combined Macrovision and InstallShield offerings provide these Software Value Management solutions that allow software developers to optimize revenues and assist their customers with cost effective digital lifecycle management."

"Macrovision's acquisition of InstallShield brings together leaders in their respective markets with complementary solutions that will deliver greater value to customers," stated Viresh Bhatia, CEO and co-founder of InstallShield. "We consider Macrovision's FLEXnet(TM) platform to be the DE FACTO standard in software licensing and InstallShield to be the DE FACTO standard in installation tools. Together they form an invaluable combination to help software developers and enterprise system administrators better manage the post-development software lifecycle."

The acquisition of InstallShield is expected to close in the third quarter of 2004. The acquisition has been approved by the board of directors of each company and is subject to various closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Macrovision expects the acquisition to be pro forma earnings per share neutral in 2004 and to be accretive to 2005 pro forma earnings per share.

Upon closing of the acquisition, InstallShield Software Corporation will become part of Macrovision's Software Technologies Group. Macrovision plans to continue full-scale development and expansion of InstallShield's existing product lines.

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KEY BENEFITS OF ACQUISITION:


     The solutions of both companies will help software publishers and enterprises maximize the value of their software throughout its lifecycle from development through end user deployment, administration and updating; and substantially expand Macrovision's available market. In addition, Macrovision believes that the acquisition will:

     o Provide software developers with market leading solutions for all post-development revenue generation activities, reducing time-to-market and implementation costs

     o Provide CIOs with one-stop vendor for multi-platform solutions that manage enterprise software deployment, compliance and license distribution

     o Expand both companies' sales teams, distribution partners and development resources.

     o Increase mass and market momentum for Macrovision to accelerate penetration of its FLEXnet platform

     o    Establish Macrovision as the leader in software value management tools


A Macrovision Investor/Analyst Webinar to discuss the acquisition of InstallShield is scheduled for June 17, 2004 at 5:00 p.m. EDT. The webinar can be accessed online at WWW.PLACEWARE.COM/CC/MACROVISION--enter Meeting ID "MVSN-IS Investor Webinar", followed by Meeting Key "687645" to attend and view the webinar presentation. For audio dial-in, please call 1-800-218-9073 (or international +1 303-205-0033). For web technical support during the live webinar session, please call 1-800-893-8779 (or +1 971-544-3222 for international participants).

The archived webinar on-demand replay will be available until June 24, 2004, on Macrovision's website at
WWW.MACROVISION.COM/COMPANY/INVESTOR/FINANCIAL_NEWS.SHTML.


ABOUT INSTALLSHIELD SOFTWARE CORPORATION

InstallShield Software Corporation is the acknowledged leader in software installation, deployment packaging, and updating solutions. InstallShield has become the standard solution for securely installing software, reaching more than 69,000 developer organizations and 500 million computer desktops worldwide. The company offers a wide range of products and services that provide the successful distribution, management and setup of applications for independent software vendors, systems administrators and end users. InstallShield was founded in 1987, has 200 employees and is headquartered near Chicago in Schaumburg, Ill., with European headquarters in Bristol, England. For more information, visit WWW.INSTALLSHIELD.COM.

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ABOUT MACROVISION

Macrovision Corporation (Nasdaq: MVSN) is the market leader in electronic licensing, copy protection, and digital rights management ("DRM") technologies. Macrovision's FLEXnet, the world's only universal licensing platform, enables customers to easily price, package and protect their software. More than 3000 software publishers have shipped FLEXenabled(TM) software, and hundreds of Fortune 1000 companies use Macrovision technologies to better manage their software licenses. The company holds over 700 software licensing, DRM and content protection patents worldwide and has been ranked by Business 2.0 as one of the top 100 Tech Companies for three consecutive years. Headquartered in Santa Clara, California, Macrovision has international offices in London, Frankfurt, Amsterdam, Tel Aviv, Tokyo, Taipei, Hong Kong and Seoul. More information about Macrovision can be found at WWW.MACROVISION.COM.

This press release contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including the quotations attributed to Messrs. Krepick and Bhatia regarding the expected benefits and synergies of the transactions. These forward-looking statements include statements regarding the completion and financial effects of the expected acquisition of InstallShield, the business strategies and product plans of both companies, the advantages of the acquisition for both companies, the features and benefits of the products of both companies, and the cooperative efforts to be undertaken by both companies. A number of factors could cause Macrovision's actual results to differ from anticipated results expressed in such forward-looking statements, including the possibility that the transaction cannot be completed; the ability of Macrovision to integrate the operations and administration of the companies effectively and efficiently; the ability of the companies to achieve operational and other business synergies; the risks associated with the integration of geographically dispersed operations; the effect of the acquisition on the suppliers, customers and other business partners of the companies; and the costs associated with integration; and the timely development and market acceptance of new and updated products. Other factors are addressed in Macrovision's filings with the Securities and Exchange Commission (available at WWW.SEC.GOV). Macrovision assumes no obligation to update any forward-looking statements.


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INVESTOR CONTACT:         MEDIA CONTACTS:
Ian Halifax               Miao Chuang               Jason Mandell or Jesse Odell
Macrovision Corporation   Macrovision Corporation   LaunchSquad
Phone +1 (408) 743 8600   Phone +1 (408) 562 8451   Phone +1 (415) 625-8555
IR-INFO@MACROVISION.COM   MCHUANG@MACROVISION.COM   MVSN@LAUNCHSQUAD.COM